T. Rowe Price Capital Opportunity Fund, Inc.

Supplement to prospectus dated May 1, 2004

Effective July 31, 2004, Table 2 on page 4 and the sentence on page 19 of the prospectus are revised to reflect the lowering of the fund`s individual fund fee from 0.35% to 0.20%.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.52%a

Other expenses	0.74%

Total annual fund operating expenses	1.26%

Fee waiver/reimbursement	0.11%b

Net expenses	1.15% b

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aExpenses have been restated to reflect current fees.

bEffective May 1, 2004, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2006, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 1.15%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 1.15%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 1.15%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

The date of this supplement is July 31, 2004.

F108-041 7/31/04